Selling and marketing expenses	12 Months Ended
Dec. 31, 2022
Selling and marketing expenses
Selling and marketing expenses

10.   Selling and marketing expenses

Selling and marketing expenses consist mainly of expenses to attract new users through advertising. The following table summarizes selling and marketing expenses for years ended December 31, 2022, 2021 and 2020:

	2022	2021	2020
Advertising costs	(146,449)	(266,804)	(164,929)
Employee benefits expenses	(6,225)	(3,261)	(827)
	(152,674)	(270,065)	(165,756)

Advertising costs decreased for year ended December 31, 2022 in comparison to the year ended December 31, 2021 mainly due to the termination of marketing activities in the former Soviet Union (FSU) countries as well as general decrease of marketing expenses due to the saturation of the market in 2022.